    United States

                         Securities and Exchange Commission

                             Washington, D.C.  20549

                                  FORM   N-CSR

Certified Shareholder Report of Registered Management investment companies

                   Investment Company Act file number 811-06680

                                BHIRUD FUNDS INC.

               (Exact Name of Registrant as Specified in Charter)

                           c/o Bhirud Associates, Inc.

                      3 Thorndal Circle, Darien, CT 06820

             (Address of Principal Executive Offices)     (Zip code)

      Registrant's Telephone Number, including Area Code: (203) 662 - 6659

                                  SURESH BHIRUD

                             Bhirud Associates, Inc.

                       3 Thorndal Circle, Darien, CT 06820

                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (203) 662-6659

Date of fiscal year end: July 31

Date of reporting period: January 31, 2007

Form N-CSR is to be used by management investment companies

to file reports with the Commission not later than 10 days

after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1

under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Commission may use the information provided on Form N-

CSR in its regulatory, disclosure review, inspection and

policymaking roles.

A registrant is required to disclose the information

specified by Form N-CSR, and the Commission will make this

information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR

unless the Form displays a currently valid Office of

Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information

collection burden estimate and any suggestions for reducing

the burden to Secretary, Securities and Exchange Commission,

450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB

has reviewed this collection of information under the

clearance requirements of 44 U.S.C. 3507.

The Apex Mid Cap Growth Fund

Semi-Annual Report

January 31, 2007

Management's Discussion of Fund Performance

Broadly speaking, the primary sectors in which we are currently invested are metals, software, consumer services, technology, and healthcare. This sector weighting is not by design, as our primary focus remains investing on merits of individual companies, with diversification across a spectrum of growth industries that we believe best contribute to long-term performance.

We continue to focus on finding, researching, and investing in exciting growth companies with long-term potential. For example as mentioned last year, we have continued to own TiVo Inc., which has been our holding for some time. TiVo is an exciting company on the forefront of delivering digital movies and TV shows directly to the television set. We also continue to own and have a significant holding in SINA Corp., an Internet company that is likely to be a major player in the Internet advertising market in China.

One of the major contributors to performance of our portfolio in the last 6 months has been our holding of AK Steel, which has appreciated nicely since our original purchase. We continue to have a presence in CMG Inc. (CMGI), which has not performed up to our expectation but is also a company with long-term potential due to the portfolio of companies it owns that are in early stages of growth.

As we go to press, we have seen a very sharp sell-off in the equity market, attributed to several factors: 1. a deteriorating housing cycle; 2. rising delinquencies of payments in the sub prime mortgage market; 3. worries of unwinding of global trades that were dependant on a strategy of borrowing in Japanese Yen and investing in speculative investments in commodities and financial markets.

In addition, the stock market was vulnerable to profit-taking as equity values have been going up since the lows of mid 2006.  However the basic fundamentals of the economic growth and corporate earnings growth have not changed. The tightening policy of the Federal Reserve is likely to be on hold for the time being due to reasonable inflation level and the sell-off in global equity markets. This cycle also continues to benefit from the merger mania as well as aggressive investing by private equity funds.  So the recent sell-off in our view is likely to be a buying opportunity from the long-term standpoint.  However, the level of volatility in the stock market is likely to remain high for the near future.  We hope to weather this volatile environment by focusing on companies with an exciting future.

Sincerely,

Suresh L. Bhirud, CFA

Chairman

The Apex Mid Cap Growth Fund

C/o Bhirud Funds, Inc.

3 Thorndal Circle, Darien, CT 06820

  Telephone (203) 662-6659, www.apexfund.net

SEMI-ANNUAL REPORT dated January 31, 2007

Performance: The Bottom Line

The Apex Mid Cap Growth Fund

The line graph below shows how a $10,000 investment in the Fund made on December 23, 1992 (the date the fund began to invest in assets other than cash or cash equivalents in accordance with its investment objectives) would have become $3,074 (as of January 31, 2007). The line graph shows how this compares to the broad-based Standard & Poor's 500 Index and the Fund's bench mark, the Standard & Poor's MidCap 400 Index, over the same period.

The Apex Mid Cap Growth Fund (BMCGX)

BMCGX
S&P500 INDEX
S&P400 INDEX
72000.00
64000.00
56000.00
48000.00
40000.00
32000.00
24000.00
16000.00
8000.00
0.00
$64,218
$42,505
$3,074
921223
930730
940131
940729
950131
950731
960131
960731
970131
970731
980130
980731
990129
990730
20000131
20000731
20010131
20010731
20020131
20020731
20030131
20030731
20040130
20040731
20050131
20050731
20060131
20060731
20070131

Performance Comparison (Average Annual Total Returns) - For the periods ended January 31, 2007

	1 Year	5 Years	10 Years
Apex Mid Cap Growth Fund	-0.68%	+1.90%	-10.09%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	+14.51%	+6.82%	+7.92%
S&P 400 (reflects no deduction for fees, expenses, or taxes)	+7.96%	+11.80%	+13.45%

All Fund performance numbers represent past performance numbers, and are no guarantee of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund Shares.

SUMMARY OF FUND’S EXPENSES - (UNAUDITED)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2006 through January 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

See accompanying Notes to Financial Statements

Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (*)
	August 1, 2006	January 31, 2007	August 1, 2006 – January 31, 2007

Actual (+13.28% return**)	$ 1,000	$1,132.81	($41.13)
Hypothetical***	$ 1,000	$1,063.77	($39.79)

*     Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period.     The annualized expense ratios for the Fund were 7.65%.

**   Returns are with expenses and not annualized.

*** Assumes a 5% annual return before expenses.

The above chart gives a visual breakdown of the Fund by the Industry Sectors the underlying securities represent as a percentage of the portfolio of investments.

See accompanying Notes to Financial Statements

THE APEX MID CAP GROWTH FUND
Schedule of Investments Report Date January 31, 2007

	CO. Name	Shares	% MV	Market Value

	Jones Soda Co.*	400		5,632
Total	Beverage		1.74%	5,632

	Imclone Systems, Inc.*	400		11,784
Total	Biological Products (No Diagnostics Substances)		3.63%	11,784

	Tivo, Inc.*	3000		16,050
Total	Cable & Other Pay Televistion Services		4.95%	16,050

	3Com Corp.*	1000		3,910
Total	Computers Communications Equipment		1.21%	3,910

	Applied Digital Solutions, Inc.*	2000		4,020
Total	Crude Petroleum & Natural Gas		1.24%	4,020

	Cityview Corp., LTD*	10000	0.28%	900
	GSV, Inc.*	200	0.01%	22
Total	Crude Petroleum & Natural Gas		0.28%	922

	Thoratec Corp.*	500	2.78%	9,005
	Trimedyne, Inc.*	9000	3.89%	12,600
Total	Electromedical & Electrotherapy		6.66%	21,605

	Capstone Turbine Corp.*	1700		1,564
Total	Engines & Turbines		0.48%	1,564

	JPC Capital Partners, Inc.*	116		2
Total	Finance Services		0.00%	2

	VPGI Corp.*	170		340
Total	Household Audio & Video Equipment		0.10%	340

	Energy Conversion Devices, Inc.*	100		3,445
Total	Miscellaneous Electrical Machinery Equipment & Supplies		1.06%	3,445

	Taser International, Inc.*	1000		7,750
Total	Ordnance & Accessories, (No Vehicles/Guided Missiles)		2.39%	7,750

	Dr Reddys Laboratories LTD	300	1.56%	5,061
	Generex Biotechnology Corp.*	1000	0.53%	1,710
	Millennium Pharmaceuticals, Inc.*	200	0.68%	2,220
	Sepracor, Inc.*	200	3.52%	11,412
Total	Pharmaceutical Preparations		6.29%	20,403

	Rite Aid Corp.*	1000		6,160
Total	Retail - Drug Stores & Proprietary Stores		1.90%	6,160

	Chipotle Mexican Grill, Inc.*	100		5,942
Total	Retail - Eating & Drinking Places		1.83%	5,942

	Crocs, Inc.*	100		5,034
Total	Rubber & Plastic Footwear		1.55%	5,034
	CO. Name	Shares	% MV	Market Value

	Anadigics, Inc.*	1000	2.76%	8,940
	Rambus, Inc.*	300	1.72%	5,577
	Verigy LTD.*	12	0.07%	220
Total	Semiconductors & Related Devices		4.55%	14,737

	Priceline Com, Inc.*	300	3.94%	12,786
	Shanda Interactive Entertainment LTD*	500	3.45%	11,195
Total	Services - Business Services		7.40%	23,981

	Sonus Networks, Inc.*	2300	5.14%	16,652
	Travelzoo, Inc.*	300	2.83%	9,168
Total	Services - Computer Integrated Systems Design		5.14%	25,820

	Korea Thrunet Co. LTD*	12	0.00%	0
	Sohu Com, Inc.*	400	3.31%	10,744
Total	Services - Computer Programming, Data Processing, Etc.		3.31%	10,744

	Divx, Inc.*	250	1.63%	5,295
	Napster, Inc.*	4050	4.98%	16,160
	Satyam Infoway LTD*	750	1.77%	5,723
Total	Services - Computer Programming Services		8.38%	27,178

	CMGI, Inc.*	12000		15,240
Total	Services - Direct Mail Advertising		4.70%	15,240

	Edulink, Inc.*	40000		4
Total	Services - Educational Services		0.00%	4

	Diamond Hitts Production, Inc.*	9000		1
Total	Services - Health Services		0.00%	1

	Knight Capital Group, Inc.*	300		5,421
Total	Services - Motion Picture & Video		1.67%	5,421

	Acclaim Entertainment, Inc.*	1000	0.00%	6
	CDC Corp.*	2000	6.28%	20,360
	Futuremedia PLC ADR*	640	0.49%	1,581
	Sina Corp.*	800	8.84%	28,648
Total	Services - Prepackaged Software		15.61%	50,595

	Netflix, Inc.*	550		12,545
Total	Services - Video Tape Rental		3.87%	12,545

	AK Steel Holding Corp.*	1160		24,406
Total	Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)		7.53%	24,406

	Vivus, Inc.*	8		35
Total	Surgical & Medical Instruments		0.01%	35

	Ciena Corp.*	100	0.87%	2,809
	TPC Liquidation, Inc.*	200	0.00%	1
Total	Services - Computer Programming, Data Processing, Etc.		0.87%	2,810

	TOTAL COMMON STOCK		101.19%	328,080

	CASH EQUIVALENTS		4.07%	13,180

	TOTAL INVESTMENTS		105.26%	341,260

	OTHER ASSETS (LESS LIABILITIES)		-5.26%	(17,046)

	NET ASSETS		100.00%	324,214
	NET ASSETS VALUE PER SHARE			1.45
	OFFERING PRICE PER SHARE			1.45

THE APEX MID CAP GROWTH FUND
Statement of Assets and Liabilities For the Six Months Ended January 31, 2007 (Unaudited)

Assets:
Investment Securities at Value (Identified cost - $513,673)	$ 341,260
Prepaid Insurance	266
Total Assets		$ 341,526
Liabilities:
Accrued Expenses	(11,842)
Due to Brokers	(5,470)
Total Liabilities		$ (17,312)

Net Assets (Equivalent to $1.45 per share based on 222,851 shares outstanding)		$ 324,214

Composition of Net Assets:
Paid in Capital	$ 3,246,164
Net Investment Income	$ (12,266)
Distribution in excess of accumulated Net Realized loss	(2,724,091)
Net Unrealized Depreciation of Investments	(185,593)
Net Assets	$ 324,214

Statement of Operations For the Six Months Ended January 31, 2007 (Unaudited)

Investment Income:
Dividends		$ 137
Expenses:
Audit	$ 2,017
Fund Accounting	2,420
Transfer Agent	1,207
Trustee Fees	3,025
12b-1 Fees	400
Insurance	311
Custodian	3,023
Fund Administration (Note 4)	320
Investment Advisor (Note 4)	1,601
Expense Reimbursement/waived by Advisor (Note 4)		(1,921)
Total Expenses		12,403
Net Investment Income		(12,266)
Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments		21,468
Change in Unrealized Appreciation on Investments		31,072
Net Realized/Unrealized Gain on Investments		52,540
Net Increase in Net Assets Resulting from Operation		$ 40,274

THE APEX MID CAP GROWTH FUND
Statement of Changes in Net Assets For Each Period (Audited)
			For the
			six months	For the year	For the year
			ended	ended	ended
			January 31, 2007	July 31, 2006	July 31, 2005
Increase/Decrease in Net Assets
Net Investment Loss			$ (12,266)	$ (24,710)	$ (34,961)
Net Realized Gain/Loss on Investments			21,468	(673,082)	(668,374)
Net Unrealized Appreciation of investments			31,072	681,428	653,468
Net Increase/Decrease in Net Assets Resulting from Operations			40,274	(16,364)	(49,867)

Capital Share Transactions:
Shares Sold			2,500	6,100	4,250
Cost of Shares Redeemed			(13,419)	(150,267)	(535,288)
Decrease in Net Assets Due to Capital Share Transactions			(10,919)	(144,167)	(531,038)

Net Increase/Decrease in Net Assets			29,355	(160,531)	(580,905)
Net Assets at Beginning of Period			294,859	455,390	1,036,295
Net Assets at End of Period			$ 324,214	$ 294,859	$ 455,390

Financial Highlights For a Share Outstanding Throughout Each Period (Audited)

	For the
	six months	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	January 31, 2007	July 31, 2006	July 31, 2005	July 31, 2004	July 31, 2003
Net Asset Value -
Beginning of Period	$ 1.28	$ 1.37	$ 1.51	$ 1.65	$ 0.79
Net Investment Loss (a)	(0.05)	(0.10)	(0.10)	(0.02)	(0.09)
Net Gains or Losses on Securities
(realized and unrealized)	0.22	0.01	(0.04)	(0.12)	0.95
Total from Investment Operations	0.17	(0.09)	(0.14)	(0.14)	0.86

Distributions (From Net Investment Income)	0.00	0.00	0.00	0.00	0.00
Distributions (From Capital Gains)	0.00	0.00	0.00	0.00	0.00
Total Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value -
End of Period	$ 1.45	$ 1.28	$ 1.37	$ 1.51	$ 1.65
Total Return (b)	13.28%	(6.57)%	(9.27)%	(8.48)%	108.86%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	324	295	455	1,036	817

Ratio of Expenses to Average Net Assets	7.74%	7.96%	4.68%	3.35%	9.19%
Ratio of Net Income to Average Net Assets	-7.65%	-6.76%	-4.56%	-3.24%	-8.67%

Reimbursements/Waivers on Above - Ratios	1.20%	1.20%	1.20%	1.20%	1.20%

Portfolio Turnover Rate	110.54%	338.70%	161.01%	189.97%	128.42%

(a) Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

THE APEX MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JANUARY 31, 2007 (Unaudited)

1

SIGNIFICANT ACCOUNTING POLICIES

Bhirud Funds Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Apex Mid Cap Growth Fund portfolio (the "Portfolio").  The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital.  The following is a summary of significant accounting policies followed by the Fund:

SECURITY VALUATION

Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined.  If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost.  Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method.  Interest income (including amortization of premium and discount, when appropriate) is recorded as earned.  Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

CAPITAL LOSS CARRY FORWARDS

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2006, the Fund had capital loss carry forward for tax purposes of $ 1,667,143, of which $442,745 expires in 2009, $204,042 expires in 2010, $112,094 expires in 2011, $239,888 expires in 2012, and $668,374 expires in 2013.

2.

CAPITAL STOCK TRANSACTIONS

The Articles of Incorporation, dated May 27, 1992, permit the Fund to issue twenty billion shares (par value $0.001).  Transactions in shares of common stock for the six months ended January 31, 2007 were as follows:

	For the Six Months Ended January 31, 2007		For the Year Ended July 31, 2006
	Shares	Amount	Shares	Amount

Shares Sold	1,689	2,500	4,365	6,100
Shares Issued in Reinvestment of Dividends	0	0	0	0
Shares Redeemed	(9,414)	(13,419)	(106,173)	(150,267)

THE APEX MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED January 31, 2007 (Unaudited)

3.

INVESTMENTS

Purchases and sales of securities for the six months ended January 31, 2007 other than short-term securities, aggregated $219,462 and $173,160, respectively. The cost of securities is substantially the same for Federal income tax purposes. For Federal income tax purposes:

Aggregate Cost is $513,673.

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$38,668	$(224,261)	$(185,593)

4.

INVESTMENT ADVISORY CONTRACT

The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor.  As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. During the six months ended January 31, 2007 the Advisor elected to defer the payment of Advisory fees payable in the amount of $ 3,661. The Advisor has voluntarily agreed to waive these fees, considering the small assets of the Fund. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Corporation is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expenses limitations have been eliminated at this time.

The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. During the six months ended January 31, 2007 the Administrator elected to defer the payment of Administrative service fees payable in the amount of $732.

From December 1, 1996, the U.S. Bank has been providing custodian services and from February 1st, 1998, fund accounting and transfer agency functions are provided by Mutual Shareholders Services LLC.

5.

ORGANIZATION EXPENSES

The organizational expense was amortized over the first five years of the Fund's operations and is now zero going forward.

6.

DISTRIBUTION PLAN

The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 there under.  The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the six months ended January 31, 2007, the Fund has incurred distribution costs of $400 payable to Bhirud Associates, Inc.

7.

TRANSACTIONS WITH AFFILIATES

During the six months ended January 31, 2007 the Fund paid $1,688 brokerage commissions to Bhirud Associates, Inc.

THE APEX MID CAP GROWTH FUND

ADDITIONAL INFORMATION

FOR THE SIX MONTHS ENDED JANUARY 31, 2007 (Unaudited)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on October 31 and April 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on June 20, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-877-289-2739 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-289-2739, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-289-2739 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-877-289-2739to request a copy of the SAI or to make shareholder inquiries

Item 2.  Code of Ethics.

Not applicable to Semi-Annual Reports for the period

ended January 31, 2007.

Item 3.  Audit Committee Financial Expert.

Not applicable to Semi-Annual Reports for the period

ended January 31, 2007.

Item 4.  Principal Accountant Fees and Services

Not applicable

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedure by which shareholders may recommend nominees to the Fund's Board of Trustees.

Item 10.  Controls and Procedures.

(a)  Based on an evaluation of the registrant's disclosure controls and procedures as of 1/31/2007 [within 90 days of filing date of this

Form N-CSR], the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded,

processed, summarized, and reported on a timely basis.

(b)  There were no significant changes in the

registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits

(a) (1)   Not applicable.

(a) (2)   Certification pursuant to Rule 30a-2(a) under the Investment

          Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a) (3)   Not applicable.

(b)       Certification pursuant to Rule 30a-2(b) under the Investment

          Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of

1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                           Bhirud Funds Inc.

By /s/Suresh L. Bhirud

     Suresh L. Bhirud

     President and Treasurer

Date March 23, 2007